UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2010

TRANSAKT LTD.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-50392	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.3, Lane 141, Sec. 3, Beishen Rd., Shenkeng Township, Taipei County 222, Taiwan (R.O.C.)
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 886-2-26624343

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Items

On December 15, 2010, the Financial Industry Regulatory Authority (“FINRA”) processed our request to carry out a continuance from the Province of Alberta to the State of Nevada.

The domicile change has become effective with the Over-the-Counter Bulletin Board at the opening of trading on December 15, 2010 under our new symbol “TAKD”. Our new CUSIP number is 893459107.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSAKT LTD.

/s/ James Wu
James Wu
President

Date: December16, 2010